MORTGAGE

ADVANTUS MORTGAGE SECURITIES FUND, INC.
ANNUAL REPORT TO SHAREHOLDERS DATED SEPTEMBER 30, 2000

                                                          [LOGO]
                                                       ADVANTUS-TM-
                                                      FAMILY OF FUNDS


FIXED
INCOME

[BACKGROUND GRAPHIC OF MONEY]

ADVANTUS MORTGAGE SECURITIES FUND

TABLE OF CONTENTS

PERFORMANCE UPDATE                 2

INVESTMENTS IN SECURITIES          9

STATEMENT OF ASSETS AND
LIABILITIES                       12

STATEMENT OF OPERATIONS           13

STATEMENTS OF CHANGES IN NET
ASSETS                            14

NOTES TO FINANCIAL STATEMENTS     15

INDEPENDENT AUDITORS' REPORT      20

FEDERAL INCOME TAX INFORMATION    21

SHAREHOLDER VOTING RESULTS        23

SHAREHOLDER SERVICES              24

LETTER FROM THE PRESIDENT                                                [PHOTO]

Dear Shareholder:

All signs point to a soft landing in progress while the U.S. economy continues to slow. The pressure on the Federal Reserve to further increase short-term rates has diminished considerably. The Fed's earlier series of tightenings appears to have successfully curbed the country's run-away growth. Inflation remains in check; all in all, we continue to have a healthy backdrop for our country's capital markets.

In the stock market, companies such as Intel and new economy leaders have seen some dramatic corrections this quarter. This was a sideways correction for many, downward for companies that disappointed investors. Value, real estate, and small stocks' relative performance has improved this quarter. The market has broadened, demonstrating that investors have acquired an increased appetite for stocks other than large cap growth. We anticipate that the stock market will remain volatile throughout the year and into next year. Equity investors should adjust their expectations and not expect double-digit returns as the norm. We expect positive returns for equities for the next 12 to 18 months, with above average earnings growth.

Within the fixed income universe, corporate bonds have been the weakest performing fixed income sector in 2000. An inverted yield curve (i.e., short-term bonds have higher yields than long-term bonds), several Fed tightening moves, increased event risk and equity market volatility have all negatively impacted corporate bond performance this year. Mortgage-backed securities were the top performer for the year followed by the government sector. We believe that upcoming quarters will be a favorable environment for bonds.

We are continually watchful of economic and political events and circumstances that would likely affect our new President. Significant political unrest, military buildups, and violence in other countries may test the President-elect's mettle. A strong Administration increases the odds that our peace dividend will continue.

We advise investors to consider adding fixed income, value stocks and an international component to their portfolio. As we've said before, we advise you to stay well diversified and avoid big bets when the market environment is uncertain.

Sincerely,

/s/ William N. Westhoff

William N. Westhoff
President, Advantus Funds

ADVANTUS MORTGAGE SECURITIES FUND

PERFORMANCE UPDATE

[PHOTO]

KENT WEBER, CFA
PORTFOLIO MANAGER
The Advantus Mortgage Securities Fund is a mutual fund designed for investors seeking a high level of current income consistent with prudent investment risk. The Fund hopes to achieve its income objective by investing primarily in a diversified portfolio of mortgage-related securities.

  - Dividends declared daily and paid monthly.

  - Capital gains distributions paid annually.

PERFORMANCE OVERVIEW

The performance of the Advantus Mortgage Securities Fund for the year ended September 30, 2000 was as follows for the three classes of shares currently outstanding:

CLASS A..........................        7.70 PERCENT*
CLASS B..........................        6.90 PERCENT*
CLASS C..........................        6.89 PERCENT*

This compares favorably to our peer group, Lipper U.S. Mortgage Funds, which earned 6.40 percent*, and the Fund's benchmark, the Lehman Mortgage Index**, which earned 7.43 percent*.

PERFORMANCE ANALYSIS
MARKET ANALYSIS

It's truly rare that at this point in the business cycle you would see accelerating growth, rising productivity and declining Treasury supply unite to create such dramatic challenges, as well as opportunities, for both debt issuers and investors. Treasury yields have been on a roller coaster ride all year. First, the Federal Reserve drove short-term interest rates up 1.25 percent. Second, long-term interest rates first rose .50 percent then fell 1.0 percent. Third, yield premiums on spread products (mortgage, corporate and agency) bounced around as they climbed higher.

Consumers continued to do what they seem to do best - consume. This, in turn, caused investors to grow increasingly uptight about the prospects of a heavy-handed Federal Reserve in the face of liquidity challenged markets. With Treasury supply falling, the yield curve proceeded into inverted territory and spreads widened. Relative value measurements using benchmark Treasury securities became less meaningful and investors were forced to search for new relative value tools of measurement.

Ultimately, the power exerted by the shape of the yield curve, increased demand for government guaranteed securities and the temperamental behavior of credit markets dramatically influenced performance. At different points in time, each of these themes single handedly segregated winning and losing sectors.

SECTOR ANALYSIS

When the ride finally stopped the mortgage market had enjoyed a nice run up in value as its returns outpaced all other fixed income asset classes. The commercial mortgage market was actually first in line with the residential mortgage market close behind. The dual out-performance of the mortgage markets in general was shaped by the following factors:

    -  Solid credit fundamentals and liquidity.

    -  High incremental income.

    - A market that remained strapped into a low supply/benign pre-pay environment.

    -  Continued steepening of the yield curve as rates rallied.

    -  Selective tightening of yield premiums over Treasuries.

Among the non-index mortgage sectors, prime quality residential and commercial assets were the top performers and for good reasons - real estate fundamentals remain strong and the higher quality sectors have yet to exhibit the weakness observed in corporate bonds or in the non-prime time mortgage sectors like home equity and manufactured housing. Investors have been reasonably discriminate in their credit assessments and are not punishing the general mortgage market for the bad behavior of some of its distant cousins. In many respects, mortgages are able to offer a more stable ride for those investors seeking shelter from volatile spread sectors, or wanting to purchase more excitement and yield than available in Treasuries.

HOLDING ANALYSIS

The decisions that proved to matter the most were the broad allocation decisions between Ginnie Mae's and Conventional (Fannie Mae and Freddie Mac) 30-year and 15-year maturity, non-agency prime and sub-prime residential, and multi-tenant and single-tenant retail commercial securities.

As for the Fund, being under weighed in Ginnie Mae pass-throughs initially hindered our relative performance. However, being long duration, over weighed in both 30-year securities and non-agency prime quality residential and commercial mortgage securities more than made up this difference which enhanced relative performance while reducing Fund volatility.

Investing in mortgage securities is more than just capturing high levels of income, it is also about opportunity for capital gains through relative value management. Our opportunistic fixed income strategy continues to employ that philosophy. Tactically owning non-index mortgage sectors improves the breadth and depth of our asset allocation decisions and works to strengthen our security selection process. These virtues which include prudent diversification and active management go a long way toward creating shareholder value.

*Historical performance is not an indication of future performance. These performance results do not reflect the impact of Class A's maximum 4.5 percent front-end sales charge or Class B's maximum 5 percent contingent deferred sales charge. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.
**The Lehman Brothers Mortgage-Backed Securities Index is an unmanaged benchmark composite which includes all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association (GNMA), Federal Home Loan Mortgage Corporation (FHLMC) and Federal National Mortgage Association (FNMA).

As of September 30, 2000, the Fund carried the following characteristics relative to its Index:

                                             PORFOLIO            INDEX
                                            ----------         ----------
Effective Duration (interest rate risk):    4.14 years         4.0 years
Negative Convexity (prepayment risk):       -.50               -.80
Average Rating (credit risk):               AA                 AAA

OUTLOOK

The Federal Reserve's crusade to slow growth to achieve a soft-landing (no recession) appears to be succeeding. Recent economic data suggests that consumer demand is easing as industrial production plateaus. These events are leading investors to conclude that short-term rates and inflation will peak around current levels.

Overall, we do not anticipate much change in the interest rate environment near term. However, longer term we do expect volatility to subside, the yield curve to become more positively sloped, and credit issues to remain more company than sector specific. These issues will remain front and center, but less of the driving force they have been.

In this environment, mortgages remain an attractive asset class capable of delivering competitive returns. The mortgage market continues to offer investors an opportunity to participate in higher yields, high credit quality, excellent liquidity, and insulation from the type of event risk challenging other markets. These are the corner stones of what should make the mortgage market one of the more attractive fixed income asset classes over the next twelve months.

            COMPARISON OF CHANGE IN VALUE OF A HYPOTHETICAL $10,000
INVESTMENT IN ADVANTUS MORTGAGE SECURITIES FUND, LEHMAN BROTHERS MORTGAGE-BACKED
                   SECURITIES INDEX AND CONSUMER PRICE INDEX

On the following three charts you can see how the total return for each of the three classes of shares of the Advantus Mortgage Securities Fund compared to the Lehman Brothers Mortgage-Backed Securities Index and the Consumer Price Index. The lines in the Class A graph represent the cumulative total return of a hypothetical $10,000 investment made on September 30, 1990 through September 30, 2000. The lines in the Class B and Class C graphs represent the cumulative total return of a hypothetical $10,000 investment made on the inception date of Class B and Class C shares (August 19, 1994 and March 1, 1995, respectively) through September 30, 2000.

                                    CLASS A

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class A:
One year                      2.85%
Five year                     5.76%
Ten year                      7.35%

(THOUSANDS)
                               LEHMAN BROTHERS
                               MORTGAGE-BACKED
             CLASS A    CPI    SECURITIES INDEX
3/31/90      $10,000  $10,000           $10,000
9/30/90       $9,655  $10,068           $10,113
9/30/91      $11,201  $10,362           $11,824
9/30/92      $12,119  $10,694           $12,788
9/30/93      $13,504  $10,981           $13,797
9/30/94      $12,917  $11,313           $13,577
9/30/95      $14,665  $11,562           $15,412
9/30/96      $15,373  $11,909           $16,307
9/30/97      $16,967  $12,174           $17,943
9/30/98      $18,449  $12,347           $19,491
9/30/99      $18,866  $12,672           $19,931
9/30/00      $20,316  $13,102           $21,414

                                    CLASS B

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class B:
One year                      1.90%
Five year                     5.73%
Since inception (8/19/94)     6.80%

(THOUSANDS)
                               LEHMAN BROTHERS
                               MORTGAGE-BACKED
             CLASS B    CPI    SECURITIES INDEX
8/19/94      $10,000  $10,000           $10,000
9/30/94       $9,928  $10,067            $9,874
9/30/95      $10,742  $10,289           $11,209
9/30/96      $11,297  $10,598           $11,859
9/30/97      $12,521  $10,833           $13,049
9/30/98      $13,633  $10,987           $14,175
9/30/99      $13,841  $11,276           $14,495
9/30/00      $14,956  $11,659           $15,573

                                    CLASS C

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AVERAGE ANNUAL TOTAL RETURN:
Class C:
One year                      6.89%
Five year                     5.97%
Since inception (3/1/95)      6.77%

(THOUSANDS)
                               LEHMAN BROTHERS
                               MORTGAGE-BACKED
             CLASS C    CPI    SECURITIES INDEX
3/1/95       $10,000  $10,000           $10,000
9/30/95      $10,791  $10,146           $10,793
9/30/96      $11,230  $10,450           $11,419
9/30/97      $12,314  $10,682           $12,565
9/30/98      $13,290  $10,834           $13,649
9/30/99      $13,489  $11,119           $13,957
9/30/00      $14,418  $11,497           $14,995

The preceding charts are useful because they provide you with more information about your investments. There are limitations, however. An index may reflect the performance of securities that the Fund may not hold. Also, the index does not deduct sales charges, investment advisory fees and other fund expenses, whereas your Fund does. Performance presented for the Fund reflects the deduction of the maximum 4.5 percent front-end sales charge for Class A and the maximum applicable contingent deferred sales charge for Class B shares. Sales charges pay for your financial professional's investment advice. Individuals cannot invest in the index itself, nor can they invest in any fund which seeks to track the performance of the index without incurring some charges and expenses.

Historical performance is not an indication of future performance. Investment returns and principal values will fluctuate so that shares upon redemption may be worth more or less than their original cost.

TEN LARGEST BOND HOLDINGS

                                                        MARKET      % OF BOND
COMPANY                                                 VALUE       PORTFOLIO
-------                                              ------------   ---------
Countrywide Funding Corporation -
 7.000%, 06/25/24..................................  $ 2,100,127       4.4%
Federal National Mortgage Association -
 6.500%, 05/01/28..................................    1,697,197       3.5%
Chase Mortgage Finance Corporation -
 6.750%, 11/25/24..................................    1,603,924       3.3%
Residential Accredit Loans, Inc. -
 7.000%, 10/25/27..................................    1,543,259       3.2%
Chase Mortgage Finance Corporation -
 6.750%, 02/25/25..................................    1,450,629       3.0%
Securitized Asset Sales, Inc.-144A Issue -
 6.808%, 11/28/23..................................    1,368,528       2.9%
Asset Securitization Corporation -
 9.150%, 08/13/29..................................    1,391,950       2.9%
Prudential Home Mortgage Securities -
 6.500%, 10/25/23..................................    1,288,250       2.7%
Fortress CBO Investments I Limited -
 7.850%, 07/25/38..................................    1,273,037       2.7%
Prudential Home Mortgage Security Company -
 6.995%, 04/28/24..................................    1,234,936       2.6%
                                                     -----------      ----
                                                     $14,951,837      31.2%
                                                     ===========      ====

                                         PRUDENT SECTOR DIVERSIFICATION

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Non-Agency Prime Residential MBS     52.6%
Cash and Other Assets/Liabilities     2.1%
GNMA                                 12.7%
FNMA                                  7.3%
Preferred Stock                       1.0%
FHLMC                                 2.4%
Vendee Mortgage Trust                 3.2%
Other Agency Obligations              2.2%
Non-Agency Commercial MBS            14.1%
Non-Agency Subprime Residential MBS   2.4%

                                   SOLID LIQUIDITY

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

Cash and Other Assets/Liabilities         2.1%
Preferred Stock                           1.0%
Liquid 144A Issues                        6.6%
Illiquid 144A Issues and
Other Private Placement Illiquid Issues  10.3%
Public Issues                            80.0%

                                         HIGH QUALITY ASSETS

EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

AAA Rated                          35.9%
AA Rated                           12.8%
A Rated                            21.0%
BBB Rated                          27.2%
Cash and Other Assets/Liabilities   2.1%
Preferred Stock                     1.0%

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                       INVESTMENTS IN SECURITIES
                                                              SEPTEMBER 30, 2000

           (Percentages of each investment category relate to total net assets.)

                                                                                        MARKET
PRINCIPAL                                                        COUPON    MATURITY    VALUE(A)
---------                                                        -------  ----------  -----------
LONG-TERM DEBT SECURITIES (96.9%)
  U.S. GOVERNMENT AND AGENCIES OBLIGATIONS (27.8%)
    Federal Home Loan Mortgage Corporation (FHLMC) (2.4%)
$   436,552   .................................................   6.500%    12/01/23  $   420,168
    248,567   .................................................   7.500%    04/01/30      248,398
    500,000   .................................................   7.500%    09/01/30      499,661
                                                                                      -----------
                                                                                        1,168,227
                                                                                      -----------
    Federal National Mortgage Association (FNMA) (7.3%)
  1,766,195   .................................................   6.500%    05/01/28    1,697,197
    672,101   .................................................   6.500%    10/01/28      647,245
    522,409   .................................................   7.000%    02/01/29      514,519
    443,108   .................................................   7.500%    12/01/29      442,617
    329,518   .................................................   7.500%    04/01/30      328,986
                                                                                      -----------
                                                                                        3,630,564
                                                                                      -----------
    Government National Mortgage Association (GNMA) (12.7%)
    555,347   .................................................   6.500%    11/15/28      535,327
  1,165,429   .................................................   6.500%    03/15/29    1,123,391
    469,986   .................................................   6.500%    03/15/29      453,033
    895,863   .................................................   6.500%    03/15/29      863,549
    362,335   .................................................   7.000%    03/15/29      357,155
    379,590   .................................................   7.000%    04/15/29      374,163
    398,739   .................................................   7.500%    08/15/29      400,198
    983,132   .................................................   7.500%    09/15/29      986,731
    294,747   .................................................   7.500%    12/15/29      295,826
    845,148   .................................................   7.875%    05/15/17      883,146
                                                                                      -----------
                                                                                        6,272,519
                                                                                      -----------
    Vendee Mortgage Trust (3.2%)
  1,010,804   (c)..............................................   7.208%    02/15/25    1,004,032
    596,780   (c)..............................................   7.793%    02/15/25      604,752
                                                                                      -----------
                                                                                        1,608,784
                                                                                      -----------
    Other Agency Obligations (2.2%)
    243,669   Collateralized Mortgage Trust....................   5.000%    07/01/18      226,456
    832,000   Pleasant Hill California.........................   7.950%    09/20/15      849,896
                                                                                      -----------
                                                                                        1,076,352
                                                                                      -----------
              Total U.S. government and agencies obligations (cost: $13,826,568)....   13,756,446
                                                                                      -----------

  OTHER MORTGAGE-BACKED SECURITIES (69.1%)
    Non-Agency Sub-Prime Residential Mortgage-Backed Securities (2.4%)
    781,721   Banco Hipotecario Nacional 144A Issue (b)(d).....   7.540%    05/31/17      722,490
    491,657   Banco Hipotecario Nacional 144A Issue (b)(d).....   7.916%    07/25/09      466,932
                                                                                      -----------
                                                                                        1,189,422
                                                                                      -----------

              See accompanying notes to investments in securities.

ADVANTUS MORTGAGE SECURITIES FUND
INVESTMENTS IN SECURITIES - CONTINUED

                                                                                        MARKET
PRINCIPAL                                                        COUPON    MATURITY    VALUE(A)
-----------------------------------------------------------------------   ----------  -----------
OTHER MORTGAGE-BACKED SECURITIES--CONTINUED
    Non-Agency Commercial Mortgage-Backed Securities (14.1%)
$         -   Asset Securitization Corporation (e).............   9.150%    08/13/29  $ 1,391,950
  1,000,000   Covance, Inc.....................................   6.250%    12/01/22      986,346
  1,350,000   Fortress CBO Investments I Limited-144A Issue
               (d).............................................   7.850%    07/25/38    1,273,037
  1,000,000   Nomura Asset Securities Corporation..............   7.709%    04/13/36    1,014,883
    750,000   Nomura Asset Securities Corporation..............   7.919%    04/13/36      760,318
    205,382   Park Avenue Finance Corporation-144A
               Issue (f).......................................   7.580%    05/12/07      207,649
  1,483,274   Securitized Asset Sales, Inc.-144A Issue (f).....   6.808%    11/28/23    1,368,528
                                                                                      -----------
                                                                                        7,002,711
                                                                                      -----------
    Non-Agency Prime Residential Mortgage-Backed Securities (52.6%)
  1,246,509   Bear Stearns Mortgage Securities, Inc............   6.750%    04/30/30    1,192,647
    687,930   Bear Stearns Mortgage Securities, Inc............   8.000%    11/25/29      686,086
  1,509,924   Chase Mortgage Finance Corporation...............   6.750%    02/25/25    1,450,629
  1,090,559   Chase Mortgage Finance Corporation-144A
               Issue (f).......................................   6.676%    03/28/25    1,033,327
  1,667,923   Chase Mortgage Finance Corporation...............   6.750%    11/25/24    1,603,924
    823,736   Countrywide Funding Corporation..................   6.625%    02/25/24      774,032
  1,240,685   Countrywide Funding Corporation..................   7.250%    02/25/28    1,181,666
  2,250,000   Countrywide Funding Corporation..................   7.000%    06/25/24    2,100,127
  1,150,000   CSFB Finance Company-144A Issue (d)..............  10.000%    11/15/05      989,000
  1,262,906   DLJ Mortgage Acceptance Corporation..............   6.750%    01/25/24    1,178,695
    451,076   FBS Mortgage Corporation (d).....................   7.280%    06/25/23      409,857
    318,793   First Union Corporation..........................   6.987%    09/25/26      304,556
    699,784   GE Capital Mortgage Services,
               Inc.-144A Issue (f).............................   6.000%    11/25/08      643,185
    482,453   GE Capital Mortgage Services, Inc................   6.000%    04/25/09      464,249
    391,522   GE Capital Mortgage Services, Inc................   6.750%    11/25/28      358,348
  1,234,521   GE Capital Mortgage Services, Inc................   7.000%    03/25/26    1,192,214
    677,556   GE Capital Mortgage Services, Inc................   6.750%    09/25/12      633,867
    602,594   Norwest Mortgage, Inc............................   7.500%    12/25/26      577,201
    996,292   Paine Webber Mortgage Acceptance Corporation.....   6.936%    02/25/24      945,052
    558,705   Paine Webber Mortgage Acceptance Corporation.....   8.125%    07/25/09      553,962
  1,101,767   Prudential Home Mortgage Securities..............   6.050%    04/25/24    1,030,306
  1,334,739   Prudential Home Mortgage Securities..............   6.500%    10/25/23    1,288,250
  1,253,658   Prudential Home Mortgage Securities..............   6.500%    04/25/26    1,174,903
  1,303,308   Prudential Home Mortgage Securities-144A
               Issue (d).......................................   6.995%    04/28/24    1,234,936
  1,674,652   Residential Funding Mtg Sec......................   7.000%    10/25/27    1,543,259
    702,874   Residential Funding Mtg Sec......................   7.000%    05/25/12      688,184
    489,212   Residential Funding Mortgage.....................   7.250%    07/25/11      482,691
    301,400   Wyoming Community Development Authority..........   6.850%    06/01/10      300,523
                                                                                      -----------
                                                                                       26,015,676
                                                                                      -----------
              Total other mortgage-backed securities (cost: $34,295,761)............   34,207,809
                                                                                      -----------
              Total long-term debt securities (cost: $48,122,329)...................   47,964,255
                                                                                      -----------

              See accompanying notes to investments in securities.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                           INVESTMENTS IN SECURITIES - CONTINUED

                                                                   MARKET
SHARES                                                            VALUE(A)
------                                                           -----------
PREFERRED STOCK (1.0%)
  FINANCIAL (1.0%)
    Real Estate Investment Trust (1.0%)
     11,000   Duke Realty Investments, Inc. - 7.99%............  $   479,532
                                                                 -----------
              Total preferred stock (cost: $550,000)...........      479,532
                                                                 -----------
SHORT-TERM SECURITIES (.9%)
    456,132   Federated Money Market Obligations Trust - Prime
               Obligation Fund, current rate 6.460%............
                                                                     456,132
                                                                 -----------
              Total short-term securities (cost: $456,132).....      456,132
                                                                 -----------
              Total investments in securities
               (cost: $49,128,461)(g)..........................  $48,899,919
                                                                 ===========

Notes to Investments in Securities
-----------------------------------
(a) Securities are valued by procedures described in note 2 to the financial statements.
(b) The Fund held 2.4% of net assets in foreign securities as of September 30, 2000.
(c) Represents a debt security with a weighted average net pass-through rate which varies based on the pool of underlying collateral. The rate disclosed is the rate in effect at September 30, 2000.
(d) Represents ownership in an illiquid security, which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933. (See note 6 to the financial statements.) Information concerning the illiquid securities held at September 30, 2000, which includes acquisition date and cost, is as follows:

                                            ACQUISITION
   SECURITY:                                   DATE           COST
   ---------                                -----------  ---------------
   Banco Hipotecario Nacional 144A           5/18/2000   $       704,892
     Issue*...............................
   Banco Hipotecario Nacional 144A            various            407,513
     Issue*...............................
   Prudential Home Mortgage Security         8/24/2000         1,210,447
     Company 144A Issue*..................
   Fortress CBO Investments I Limited 144A   7/26/2000         1,244,531
     Issue*...............................
   CSFB Finance Company 144A Issue*.......    various          1,145,969
   FBS Mortgage Corporation...............   8/15/2000           408,647
                                                         ---------------
                                                         $     5,121,999
                                                         ===============

    * A 144A Issue represents a security which has not been registered with the Securities and Exchange Commission under the Securities Act of 1933.
(e) Interest-only security that entitles holders to receive only interest on the underlying mortgages. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The yield to maturity of an interest-only security is sensitive to the rate of principal payments on the underlying mortgage assets. The rate disclosed represents the market yield based upon the current cost basis and estimated timing and amount of future cash flows.
(f) Long term debt security sold within terms of a private placement memorandum exempt from registration under Section 144A of the Securities Act of 1933 as amended, and may be sold only to dealers in that program or other accredited investors. These securities have been determined to be liquid under guidelines established by the board of directors.
(g) At September 30, 2000 the cost of securities for federal income tax purposes was $49,146,240. The aggregate unrealized appreciation and depreciation of investments in securities based on this cost were:

  Gross unrealized appreciation..........  $ 538,976
  Gross unrealized depreciation..........   (785,297)
                                           ---------
  Net unrealized depreciation............  $(246,321)
                                           =========

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENT OF ASSETS AND LIABILITIES
SEPTEMBER 30, 2000

                                    ASSETS
Investments in securities, at market value - see accompanying schedule for detailed listing
 (identified cost: $49,128,461)..................................   $48,899,919
Cash in bank on demand deposit...................................       114,200
Receivable for Fund shares sold..................................       231,575
Receivable for investment securities sold (including paydowns)...        78,293
Accrued interest receivable......................................       340,028
Other receivable.................................................           259
                                                                    -----------
    Total assets.................................................    49,664,274
                                                                    -----------
                                  LIABILITIES
Payable for Fund shares redeemed.................................        68,716
Dividends payable to shareholders................................        79,388
Payable to Adviser...............................................         6,531
                                                                    -----------
    Total liabilities............................................       154,635
                                                                    -----------
Net assets applicable to outstanding capital stock...............   $49,509,639
                                                                    ===========
Represented by:
  Capital stock - authorized 10 billion shares (Class A - 2
  billion shares, Class B - 2 billion shares, Class C - 2 billion
  shares and 4 billion shares unallocated) of $.01 par value.....   $    47,727
  Additional paid-in capital.....................................    50,408,396
  Excess distributions of net investment income..................       (79,388)
  Accumulated net realized losses from investments...............      (638,554)
  Unrealized depreciation on investments.........................      (228,542)
                                                                    -----------
    Total - representing net assets applicable to outstanding
    capital stock................................................   $49,509,639
                                                                    ===========
Net assets applicable to outstanding Class A shares..............   $31,814,077
                                                                    ===========
Net assets applicable to outstanding Class B shares..............   $14,436,460
                                                                    ===========
Net assets applicable to outstanding Class C shares..............   $ 3,259,102
                                                                    ===========
Shares outstanding and net asset value per share:
  Class A - Shares outstanding 3,068,925.........................   $     10.37
                                                                    ===========
  Class B - Shares outstanding 1,389,638.........................   $     10.39
                                                                    ===========
  Class C - Shares outstanding 314,208...........................   $     10.37
                                                                    ===========

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                         STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED SEPTEMBER 30, 2000

Investment income:
  Interest.......................................................   $ 3,750,998
  Dividends......................................................        35,514
                                                                    -----------
      Total investment income....................................     3,786,512
                                                                    -----------
Expenses (note 4):
  Investment advisory fee........................................       260,837
  Rule 12b-1 - Class A...........................................        78,806
  Rule 12b-1 - Class B...........................................       138,474
  Rule 12b-1 - Class C...........................................        34,497
  Administrative services fee....................................        74,400
  Transfer agent and shareholder services fees...................        53,709
  Custodian fees.................................................         3,934
  Auditing and accounting services...............................        23,457
  Legal fees.....................................................        11,814
  Directors' fees................................................           868
  Registration fees..............................................        33,816
  Printing and shareholder reports...............................        49,284
  Insurance......................................................         3,634
  Other..........................................................         6,831
                                                                    -----------
      Total expenses.............................................       774,361
                                                                    -----------
  Less fees and expenses waived or absorbed by Adviser...........      (180,596)
                                                                    -----------
      Total net expenses.........................................       593,765
                                                                    -----------
      Investment income - net....................................     3,192,747
                                                                    -----------
Realized and unrealized gains (losses) on investments:
  Net realized losses on investments (note 3)....................      (104,813)
  Net change in unrealized appreciation or depreciation on
    investments..................................................       395,573
                                                                    -----------
      Net gains on investments...................................       290,760
                                                                    -----------
Net increase in net assets resulting from operations.............   $ 3,483,507
                                                                    ===========

                See accompanying notes to financial statements.

ADVANTUS MORTGAGE SECURITIES FUND
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEARS ENDED SEPTEMBER 30, 2000 AND 1999

                                            2000         1999
                                         -----------  -----------
Operations:
  Investment income - net..............  $ 3,192,747  $ 3,027,139
  Net realized losses on investments...     (104,813)     (65,331)
  Net change in unrealized appreciation
    or depreciation on investments.....      395,573   (1,911,573)
                                         -----------  -----------
      Increase in net assets resulting
        from operations................    3,483,507    1,050,235
                                         -----------  -----------
Distributions to shareholders from net
  investment income:
    Class A............................   (2,143,078)  (2,161,384)
    Class B............................     (840,527)    (697,922)
    Class C............................     (207,848)    (248,515)
Tax return of capital:
    Class A............................      (45,216)     (25,263)
    Class B............................      (17,734)      (8,157)
    Class C............................       (4,385)      (2,905)
                                         -----------  -----------
      Total distributions..............   (3,258,788)  (3,144,146)
                                         -----------  -----------
Capital share transactions (notes 4 and
  5):
  Proceeds from sales:
    Class A............................    4,645,542    6,839,761
    Class B............................    3,287,217    6,350,510
    Class C............................    1,361,749    4,626,359
  Proceeds from issuance of shares as a
    result of reinvested dividends:
    Class A............................    1,420,400    1,450,093
    Class B............................      700,621      583,352
    Class C............................      182,179      225,596
  Payments for redemption of shares:
    Class A............................   (8,007,790)  (5,521,715)
    Class B............................   (3,695,328)  (2,457,525)
    Class C............................   (3,408,777)  (3,893,536)
                                         -----------  -----------
      Increase (decrease) in net assets
        from capital share
        transactions...................   (3,514,187)   8,202,895
                                         -----------  -----------
      Total increase (decrease) in net
        assets.........................   (3,289,468)   6,108,984
Net assets at beginning of year........   52,799,107   46,690,123
                                         -----------  -----------
Net assets at end of year (including
  excess distributions of net
  investment income of ($79,388) and
  ($80,682), respectively).............  $49,509,639  $52,799,107
                                         ===========  ===========

                See accompanying notes to financial statements.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                   NOTES TO FINANCIAL STATEMENTS
                                                              SEPTEMBER 30, 2000

(1) ORGANIZATION

    The Advantus Mortgage Securities Fund, Inc. (the Fund) is registered under the Investment Company Act of 1940 (as amended) as a diversified, open-end management investment company. The Fund's investment objective is to seek a high level of current income consistent with prudent investment risk.

    The Fund currently issues three classes of shares: Class A, Class B and Class C shares. Class A shares are sold subject to a front-end sales charge. Class B shares are sold subject to a contingent deferred sales charge payable upon redemption if redeemed within six years of purchase. Class C shares are sold without either a front-end sales charge or a contingent deferred sales charge. Both Class B and Class C shares are subject to a higher Rule 12b-1 fee than Class A shares. Both Class B and Class C shares automatically convert to Class A shares at net asset value after a specified holding period. Such holding periods decline as the amount of the purchase increases and range from 28 to 84 months after purchase for Class B shares and 40 to 96 months after purchase for Class C shares. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that the level of Rule 12b-1 fees charged differs between Class A, Class B and Class C shares. Income, expenses (other than Rule 12b-1 fees) and realized and unrealized gains or losses are allocated to each class of shares based upon its relative net assets.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The significant accounting policies followed by the Fund are summarized as follows:

  USE OF ESTIMATES

    The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts in the financial statements. Actual results could differ from those estimates.

  INVESTMENTS IN SECURITIES

    The Fund's net asset value is generally calculated as of the close of normal trading on the New York Stock Exchange (typically 3:00 p.m. Central Time). Investments in securities traded on a national exchange are valued at the last sales price on that exchange prior to the time when assets are valued; securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued on the basis of the last current bid price, by an independent pricing service or at a price deemed best to reflect fair value as quoted by dealers who make markets in these securities. When market quotations are not readily available, securities are valued at fair value as determined in good faith under procedures adopted by the Board of Directors. Short-term securities are valued at market value.

    Security transactions are accounted for on the date the securities are purchased or sold. Realized gains and losses are calculated on the identified-cost basis. Dividend income is recognized on the ex-dividend date and interest income, including amortization of bond premium and discount computed on a level yield basis, is accrued daily.

  FEDERAL TAXES

    The Fund's policy is to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no income tax provision is required. The Fund's policy is to make required minimum distributions prior to December 31, in order to avoid federal excise tax.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES - (CONTINUED)

    Net investment income (loss) and net realized gains (losses) may differ for financial statement and tax purposes primarily because of temporary book-to-tax differences. The character of distributions made during the year from net investment income or net realized gains (losses) may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by the Fund.

    For federal income tax purposes, the Fund has a capital loss carryover in the amount of $620,775 which, if not offset by subsequent capital gains, will expire September 30, 2003 through 2009. It is unlikely the Board of Directors will authorize a distribution of any net realized capital gain until the available capital loss carryover has been offset or expires.

  DISTRIBUTIONS TO SHAREHOLDERS

    Dividends from net investment income are declared daily and paid monthly in cash or reinvested in additional shares. Realized gains, if any, are paid annually.

(3) INVESTMENT SECURITY TRANSACTIONS

    For the year ended September 30, 2000, purchases of securities and proceeds from sales, other than temporary investments in short-term securities, aggregated $31,423,303 and $35,276,925, respectively.

(4) EXPENSES AND RELATED PARTY TRANSACTIONS

    The Fund has an investment advisory agreement with Advantus Capital Management, Inc. (Advantus Capital or the Adviser), a wholly-owned subsidiary of Minnesota Life Insurance Company (Minnesota Life). Under the agreement, Advantus Capital manages the Fund's assets and provides research, statistical and advisory services and pays related office rental and executive expenses and salaries. The Fund has engaged PFPC Global Fund Services to act as its transfer agent, dividend disbursing agent and bears the expense of such services. Prior to May 1, 2000, Advantus Capital paid the expense related to transfer agent services. The fee for investment management and advisory services is based on the average daily net assets of the Fund at the annual rate of .475 percent on the first $1 billion in net assets, .46 percent on the next $1 billion and
 .45 percent on net assets in excess of $2 billion. Prior to May 1, 2000, the fee was charged at an annual rate of .575 percent.

    The Fund has adopted separate Plans of Distribution applicable to Class A, Class B and Class C shares, respectively, relating to the payment of certain expenses pursuant to Rule 12b-1 under the Investment Company Act of 1940 (as amended). The Fund pays fees to Ascend Financial Services, Inc. (Ascend), the underwriter of the Fund and wholly-owned subsidiary of Advantus Capital, to be used to pay certain expenses incurred in the distribution, promotion and servicing of the Fund's shares. The Class A Plan provides for a service fee up to .25 percent of average daily net assets of Class A shares. The Class B and Class C Plans provide for a fee up to 1.00 percent of average daily net assets of Class B and Class C shares, respectively. The Class B and Class C
1.00 percent fee is comprised of a .75 percent distribution fee and a .25 percent service fee.

    The Fund also bears certain other operating expenses including outside directors' fees, custodian fees, registration fees, printing and shareholder reporting fees, legal, auditing and accounting services fees and other miscellaneous expenses.

    The Fund has entered into a shareholder and administrative services agreement with Minnesota Life Insurance Company (Minnesota Life). Under this agreement, effective May 1, 2000, the Fund pays an administrative service fee equal to $6,200 per month to Minnesota Life for accounting, legal and other administrative services which Minnesota Life provides.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

(4) EXPENSES AND RELATED PARTY TRANSACTIONS - (CONTINUED)

    Advantus Capital directly incurs and pays the above operating expenses and the Fund in turn reimburses Advantus Capital. Under the Advisory Agreement, Advantus Capital has contractually agreed to absorb all Fund costs and expenses which exceed .95% of Class A average daily net assets, 1.70% of Class B average daily net assets and 1.70% of Class C average daily net assets through the fiscal year of the Fund ending September 30, 2001. During the year ended September 30, 2000, Advantus Capital contractually agreed to absorb $180,596 in expenses that were otherwise payable by the Fund.

    Sales charges received by Ascend for distributing the Fund's three classes of shares amounted to $73,738.

    As of September 30, 2000, Minnesota Life and subsidiaries and the directors and officers of the Fund as a whole owned 631,592 Class A shares which represents 20.6 percent of the total outstanding Class A shares.

    Legal fees were paid to a law firm of which the Fund's secretary is a partner in the amount of $10,406.

(5) CAPITAL SHARE TRANSACTIONS

    Transactions in shares for the year ended September 30, 2000 and 1999 were as follows:

                                                 CLASS A               CLASS B               CLASS C
                                           -------------------   -------------------   -------------------
                                             2000       1999       2000       1999       2000       1999
                                           --------   --------   --------   --------   --------   --------
Sold.....................................   455,324    647,824    322,781    602,510    133,531    441,108
Issued for reinvested distributions......   139,741    138,280     68,417     55,494     17,903     21,471
Redeemed.................................  (788,446)  (525,955)  (362,776)  (232,573)  (334,413)  (369,048)
                                           --------   --------   --------   --------   --------   --------
                                           (193,381)   260,149     28,422    425,431   (182,979)    93,531
                                           ========   ========   ========   ========   ========   ========

(6) ILLIQUID SECURITIES

    At September 30, 2000, investments in illiquid securities are limited to 15% of net assets at the time of purchase. Securities are valued by procedures described in note 2. The aggregate value of illiquid securities held by the Fund at September 30, 2000 was $5,096,252 which represents 10.3% of net assets. Pursant to guidelines adopted by the Fund's Board of Directors, certain unregistered securities are determined to be liquid and are not included within the percent limitations specified above.

ADVANTUS MORTGAGE SECURITIES FUND
NOTES TO FINANCIAL STATEMENTS - CONTINUED

(7) FINANCIAL HIGHLIGHTS

    Per share data for a share of capital stock and selected information for each period are as follows:

                                                           CLASS A
                                         -------------------------------------------
                                                  YEAR ENDED SEPTEMBER 30,
                                         -------------------------------------------
                                          2000     1999     1998     1997     1996
                                         -------  -------  -------  -------  -------
Net asset value, beginning of year.....  $ 10.30  $ 10.75  $ 10.54  $ 10.23  $ 10.36
                                         -------  -------  -------  -------  -------
Income from investment operations:
  Net investment income................      .69      .69      .64      .70      .62
  Net gains (losses) on securities
    (both realized and unrealized).....      .09     (.45)     .25      .33     (.13)
                                         -------  -------  -------  -------  -------
    Total from investment operations...      .78      .24      .89     1.03      .49
                                         -------  -------  -------  -------  -------
Less distributions:
  Dividends from net investment
    income.............................     (.70)    (.68)    (.65)    (.72)    (.62)
  Tax return of capital................     (.01)    (.01)    (.03)      --       --
                                         -------  -------  -------  -------  -------
    Total distributions................     (.71)    (.69)    (.68)    (.72)    (.62)
                                         -------  -------  -------  -------  -------
Net asset value, end of year...........  $ 10.37  $ 10.30  $ 10.75  $ 10.54  $ 10.23
                                         =======  =======  =======  =======  =======
Total return (a).......................     7.70%    2.26%    8.73%   10.37%    4.83%
Net assets, end of year
  (in thousands).......................  $31,814  $33,617  $32,268  $28,089  $23,692
Ratio of expenses to average daily net
  assets (b)...........................      .95%     .95%     .95%     .95%    1.26%
Ratio of net investment income to
  average daily net assets (b).........     6.81%    6.29%    6.02%    6.77%    6.05%
Portfolio turnover rate (excluding
  short-term securities)...............     64.7%   127.1%   152.5%    85.1%   125.2%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $180,596, $125,275, $134,706, $121,780, and $35,718 in expenses for the year ended
     September 30, 2000, 1999, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.32%, 1.21%, 1.29%, 1.37%, and 1.40%, respectively, and the ratio of net investment income to average daily net assets would have been 6.44%, 6.03%, 5.68%, 6.35%, and 5.91%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, and 2.09%, respectively, and the ratio of net investment income to average daily net assets would have been 5.69%, 5.33%, 5.04%, 5.71%, and 5.30%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, and 2.08%, respectively, and the ratio of net investment income to average daily net assets would have been 5.69%, 5.34%, 5.11%, 5.74%, and 5.32%, respectively.

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                       NOTES TO FINANCIAL STATEMENTS - CONTINUED

                                                          CLASS B
                                         -----------------------------------------
                                                 YEAR ENDED SEPTEMBER 30,
                                         -----------------------------------------
                                          2000     1999     1998     1997    1996
                                         -------  -------  -------  ------  ------
Net asset value, beginning of year.....  $ 10.33  $ 10.77  $ 10.56  $10.24  $10.37
                                         -------  -------  -------  ------  ------
Income from investment operations:
  Net investment income................      .61      .61      .57     .63     .54
  Net gains (losses) on securities
    (both realized and unrealized).....      .08     (.44)     .24     .33    (.13)
                                         -------  -------  -------  ------  ------
    Total from investment operations...      .69      .17      .81     .96     .41
                                         -------  -------  -------  ------  ------
Less distributions:
  Dividends from net investment
    income.............................     (.62)    (.60)    (.57)   (.64)   (.54)
  Tax return of capital................     (.01)    (.01)    (.03)     --      --
                                         -------  -------  -------  ------  ------
    Total distributions................     (.63)    (.61)    (.60)   (.64)   (.54)
                                         -------  -------  -------  ------  ------
Net asset value, end of year...........  $ 10.39  $ 10.33  $ 10.77  $10.56  $10.24
                                         =======  =======  =======  ======  ======
Total return (a).......................     6.90%    1.51%    7.92%   9.65%   4.06%
Net assets, end of year
  (in thousands).......................  $14,436  $14,057  $10,079  $6,079  $3,375
Ratio of expenses to average daily net
  assets (b)...........................     1.70%    1.70%    1.70%   1.70%   2.01%
Ratio of net investment income to
  average daily net assets (b).........     6.06%    5.57%    5.33%   6.08%   5.38%
Portfolio turnover rate (excluding
  short-term securities)...............     64.7%   127.1%   152.5%   85.1%  125.2%

                                                        CLASS C
                                         --------------------------------------
                                                YEAR ENDED SEPTEMBER 30,
                                         --------------------------------------
                                          2000    1999    1998    1997    1996
                                         ------  ------  ------  ------  ------
Net asset value, beginning of year.....  $10.31  $10.76  $10.55  $10.23  $10.37
                                         ------  ------  ------  ------  ------
Income from investment operations:
  Net investment income................     .61     .61     .57     .63     .54
  Net gains (losses) on securities
    (both realized and unrealized).....     .08    (.45)    .24     .33    (.14)
                                         ------  ------  ------  ------  ------
    Total from investment operations...     .69     .16     .81     .96     .40
                                         ------  ------  ------  ------  ------
Less distributions:
  Dividends from net investment
    income.............................    (.62)   (.60)   (.57)   (.64)   (.54)
  Tax return of capital................    (.01)   (.01)   (.03)     --      --
                                         ------  ------  ------  ------  ------
    Total distributions................    (.63)   (.61)   (.60)   (.64)   (.54)
                                         ------  ------  ------  ------  ------
Net asset value, end of year...........  $10.37  $10.31  $10.76  $10.55  $10.23
                                         ======  ======  ======  ======  ======
Total return (a).......................    6.89%   1.50%   7.92%   9.66%   4.07%
Net assets, end of year
  (in thousands).......................  $3,259  $5,126  $4,343  $2,187  $1,139
Ratio of expenses to average daily net
  assets (b)...........................    1.70%   1.70%   1.70%   1.70%   2.01%
Ratio of net investment income to
  average daily net assets (b).........    6.06%   5.58%   5.40%   6.11%   5.39%
Portfolio turnover rate (excluding
  short-term securities)...............    64.7%  127.1%  152.5%   85.1%  125.2%

------------

(a) Total return figures are based on a share outstanding throughout the period and assume reinvestment of distributions at net asset value. Total return figures do not reflect the impact of front-end or contingent deferred sales charges. For periods less than one year, total return presented has not been annualized.
(b) The Fund's Adviser and Distributor voluntarily waived or absorbed $180,596, $125,275, $134,706, $121,780, and $35,718 in expenses for the year ended
     September 30, 2000, 1999, 1998, 1997, and 1996, respectively. If Class A shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 1.32%, 1.21%, 1.29%, 1.37%, and 1.40%, respectively, and the ratio of net investment income to average daily net assets would have been 6.44%, 6.03%, 5.68%, 6.35%, and 5.91%, respectively. If Class B shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, and 2.09%, respectively, and the ratio of net investment income to average daily net assets would have been 5.69%, 5.33%, 5.04%, 5.71%, and 5.30%, respectively. If Class C shares had been charged for these expenses, the ratio of expenses to average daily net assets would have been 2.07%, 1.94%, 1.99%, 2.07%, and 2.08%, respectively, and the ratio of net investment income to average daily net assets would have been 5.69%, 5.34%, 5.11%, 5.74%, and 5.32%, respectively.

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders
Advantus Mortgage Securities Fund, Inc.:

    We have audited the accompanying statement of assets and liabilities, including the schedule of investments in securities, of the Advantus Mortgage Securities Fund, Inc. (the Fund) as of September 30, 2000 and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

    In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of the Fund as of September 30, 2000 and the results of its operations, changes in its net assets and the financial highlights for the periods stated in the first paragraph above, in conformity with accounting principles generally accepted in the United States of America.

                                          KPMG LLP

Minneapolis, Minnesota
November 10, 2000

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                      FEDERAL INCOME TAX INFORMATION (UNAUDITED)

    The following information for federal income tax purposes is presented as an aid to shareholders in reporting the distributions paid by the Fund in the fiscal year ended September 30, 2000. Dividends for the 2000 calendar year will be reported to you on Form 1099-Div in late January 2001. Shareholders should consult a tax adviser on how to report these distributions for state and local purposes.

CLASS A

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, 1.1%
 qualifying for deduction by corporations.
October 31, 1999............................................    .0518
November 30, 1999...........................................    .0585
December 31, 1999...........................................    .0544
January 31, 2000............................................    .0638
February 28, 2000...........................................    .0587
March 31, 2000..............................................    .0581
April 30, 2000..............................................    .0573
May 31, 2000................................................    .0661
June 30, 2000...............................................    .0618
July 31, 2000...............................................    .0598
August 31, 2000.............................................    .0567
September 30, 2000..........................................    .0598
                                                               ------
* The total distribution of $.7068 includes a tax return of
 capital of $.0146.                                            $.7068*
                                                               ======

CLASS B

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, 1.1%
 qualifying for deduction by corporations.
October 31, 1999............................................    .0454
November 30, 1999...........................................    .0523
December 31, 1999...........................................    .0481
January 31, 2000............................................    .0575
February 28, 2000...........................................    .0528
March 31, 2000..............................................    .0518
April 30, 2000..............................................    .0511
May 31, 2000................................................    .0600
June 30, 2000...............................................    .0557
July 31, 2000...............................................    .0535
August 31, 2000.............................................    .0503
September 30, 2000..........................................    .0534
                                                               ------
* The total distribution of $.6319 includes a tax return of
 capital of $.0131.                                            $.6319*
                                                               ======

ADVANTUS MORTGAGE SECURITIES FUND
FEDERAL INCOME TAX INFORMATION (UNAUDITED) - CONTINUED

CLASS C

                                                                PER
PAYABLE DATE                                                   SHARE
------------                                                  --------
Income distributions - taxable as dividend income, 1.1%
 qualifying for deduction by corporations.
October 31, 1999............................................    .0453
November 30, 1999...........................................    .0522
December 31, 1999...........................................    .0480
January 31, 2000............................................    .0574
February 28, 2000...........................................    .0527
March 31, 2000..............................................    .0517
April 30, 2000..............................................    .0510
May 31, 2000................................................    .0598
June 30, 2000...............................................    .0556
July 31, 2000...............................................    .0534
August 31, 2000.............................................    .0503
September 30, 2000..........................................    .0534
                                                               ------
* The total distribution of $.6308 includes a tax return of
 capital of $.0130.                                            $.6308*
                                                               ======

                                               ADVANTUS MORTGAGE SECURITIES FUND
                                                      SHAREHOLDER VOTING RESULTS

    On April 17, 2000, a special meeting of shareholders of Advantus Mortgage Securities Fund, Inc. was held. Shareholders of record on February 28, 2000, were entitled to vote on the proposals described below.

(1)  To elect a Board of Directors as follows:

                                           VOTES     VOTES
DIRECTOR                                    FOR     WITHHELD
--------                                 ---------  --------
Charles E. Arner.......................  3,357,967  227,423
Ellen S. Berscheid.....................  3,359,527  225,863
Ralph D. Ebbott........................  3,360,064  225,326
Frederick P. Feuerherm.................  3,360,064  225,326
William N. Westhoff....................  3,355,400  229,990

(2) To approve the elimination or modification of the following investment policies for:

                                                           VOTES     VOTES    VOTES
                                                            FOR     AGAINST  WITHHELD
                                                         ---------  -------  --------
A.    Modify policy regarding borrowing and the
      issuance of senior securities....................  2,529,582  31,065   270,685
B.    Modify policy regarding concentration in a
      particular industry..............................  2,530,029  31,695   269,608
C.    Modify policy regarding investments in real
      estate and commodities...........................  2,523,056  38,736   269,540
D.    Modify policy regarding lending..................  2,526,259  34,500   270,572
E.    Eliminate policy restricting the pledging of
      assets...........................................  2,510,430  48,224   272,678
F.    Eliminate policy restricting margin purchases and
      short sales......................................  2,511,750  48,565   271,017
G.    Eliminate policy limiting investment in
      restricted securities and other illiquid
      assets...........................................  2,516,028  34,436   280,867
H.    Eliminate diversification policy.................  2,518,562  34,045   278,725
I.    Eliminate policy regarding investments in issuers
      that have been in operation for less than
      3 years..........................................  2,519,634  32,699   278,999
J.    Eliminate policy addressing potential conflicts
      of interest......................................  2,506,470  42,732   282,130
K.    Eliminate policy prohibiting investing in
      companies for control............................  2,515,935  45,622   269,774
L.    Eliminate policy restricting investments in other
      investment companies.............................  2,517,645  44,047   269,640

(3) To approve an amendment to the investment advisory agreement between the Fund and Advantus Capital Management, Inc., as described in the proxy statement

                                           VOTES     VOTES    VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  --------
                                         2,511,078  36,940   283,314

(4) To ratify the selection of KPMG LLP as independent public accountants for the Fund

                                           VOTES     VOTES     VOTES
                                            FOR     AGAINST  WITHHELD
                                         ---------  -------  ---------
                                         3,308,147   9,627    267,617

SHAREHOLDER SERVICES

    The Advantus Family of Funds offers a variety of services that enhance your ability to manage your assets. Check each Fund's prospectus for the details of the services and any limitations that may apply.

EXCHANGE PRIVILEGES: You can move all or part of your investment dollars from one fund to any other Advantus Fund you own (for identical registrations within the same share class) at any time as your needs change. Exchanges are at the then current net asset value (exchanges from the Advantus Money Market Fund will incur the applicable sales charge, if not previously subjected to the charge). Shareholders may make twelve exchanges each calendar year without incurring a transaction charge. Thereafter, there will be a $7.50 transaction charge for each additional exchange within the calendar year.

INCOME DISTRIBUTION FLEXIBILITY: You can have your fund dividends and other distributions automatically reinvested with no sales charge, direct them from one Advantus Fund to any other you own within the Fund family or, if you desire, we'll pay you in cash.

SYSTEMATIC WITHDRAWAL PLAN: You can set up a plan to receive a check at specified intervals from your fund account - subject to minimum guidelines. Depending upon the performance of the underlying investment options, the value may be worth more or less than the original amount invested when withdrawn.

DIRECT DIVIDEND DEPOSITS: At your request we will deposit your dividends or systematic withdrawals directly into your checking or savings account instead of sending you a check.

TELEPHONE EXCHANGE: You may move money from one Advantus account to any other Advantus account you own (with identical registrations within the same share class) just by calling our toll-free number. The Telephone Exchange privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Exchange may be changed (added/deleted) at any time by submitting a request in writing.

SYSTEMATIC EXCHANGE: You may move a set amount of money monthly or quarterly from one Advantus Fund to another Advantus Fund (with identical registrations within the same share class) to diversify your investment portfolio and take advantage of "dollar-cost averaging".

AUTOMATIC PAYMENT OF INSURANCE PREMIUMS: You may automatically pay your Minnesota Life insurance premiums from your Advantus Money Market account.

REDUCED SALES CHARGES: Letter of Intent, combined purchases with spouse, children or single trust estates, and the Right of Accumulation make it possible for you to reduce the sales charge, if any.

AUTOMATIC INVESTMENT PLAN: This special purchase plan enables you to open an Advantus Fund account for as little as $25 and lower your average share cost through "dollar-cost averaging." (Dollar-cost averaging does not assure a profit, nor does it prevent loss in declining markets.) The Automatic Investment Plan allows you to invest automatically monthly, semi-monthly or quarterly from your checking or savings account.

IRAs, OTHER QUALIFIED PLANS: You can use the Advantus Family of Funds for your Traditional, Roth or Education Individual Retirement Account or other qualified plans including: SEP IRA's, SIMPLE IRA's, Profit Sharing, 401(k) Money Purchase or Defined Benefit plans.

TELEPHONE REDEMPTION: You may call us and redeem shares over the phone. The proceeds will be sent by check to the address of record for the account or wire transferred to your bank of record for the account. Wire transfers are for amounts over $500. The prevailing wire charge will be added to the withdrawal amount. The Telephone Redemption privilege will automatically be established unless otherwise indicated on the Account Application. Telephone Redemption may be changed (added/deleted) at any time by submitting a request in writing. To have the redemption automatically deposited into your checking account, please send a voided check from your bank. Depending on the performance of the underlying investment options, the value may be worth more or less than the original amount invested upon redemption. Some limitations apply, please refer to the prospectus for details.

ACCOUNT UPDATES: You'll receive written confirmation of every investment you initiate and quarterly statements to help you track all of your Advantus Fund investments and annual tax statements. Semi-annual and annual reports will provide you with portfolio information, fund performance data and the current investment outlook.

TOLL-FREE SERVICE LINE: For your convenience in obtaining information and assistance directly from Advantus Shareholder Services, call 1-800-665-6005. Advantus Account Representatives are available Monday through Friday from 7:30 a.m. to 5:15 p.m. Central Time. Our voice response system is available 24 hours, seven days a week. This system allows you to access current net asset values, account balances and recent account activity.

INTERNET ADDRESS:  www.AdvantusFunds.com

HOW TO INVEST

You can invest in one or more of the eleven Advantus Funds through a local Registered Representative of Ascend Financial Services, Inc., distributor of the Funds. Contact your representative for information and a prospectus for any of the Advantus Funds you are interested in. To find a Registered Representative near you, call the toll-free service line (1-800-665-6005) or visit www.AdvantusFunds.com.

MINIMUM INVESTMENTS: Your initial investment in any of the Advantus Funds can be as small as $25 when you use our Automatic Investment Plan. Minimum lump-sum initial investment is $250. Minimum subsequent investment is $25.

THE FUND'S MANAGER

Advantus Capital Management, Inc., investment adviser to the Fund, selects and reviews the Fund's investments and provides executive and other personnel for the Fund's management. (For the Advantus International Balanced Fund, Inc., Advantus Enterprise Fund, Inc., and Advantus Venture Fund, Inc. the sub-adviser, Templeton Investment Counsel, Inc., Credit Suisse Asset Management, LLC, and State Street Research & Management Company, respectively, selects the Fund's investments.)

Advantus Capital Management, Inc. manages twelve mutual funds containing $3.7 billion in assets in addition to $11.5 billion in assets for other clients. Advantus Capital's seasoned portfolio managers average more than 14 years of investment experience.

ADVANTUS FAMILY OF FUNDS

Advantus Bond Fund
Advantus Horizon Fund
Advantus Spectrum Fund
Advantus Enterprise Fund
Advantus Cornerstone Fund
Advantus Money Market Fund
Advantus Mortgage Securities Fund
Advantus International Balanced Fund
Advantus Venture Fund
Advantus Index 500 Fund
Advantus Real Estate Securities Fund

     THIS REPORT HAS BEEN PREPARED FOR SHAREHOLDERS AND MAY BE DISTRIBUTED
       TO OTHERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.
                READ THE PROSPECTUS CAREFULLY BEFORE YOU INVEST.

                        [ADVANTUS -TM- FAMILY OF FUNDS]
                        ASCEND FINANCIAL SERVICES, INC.,
                      SECURITIES DEALER, MEMBER NASD/SIPC
                            400 ROBERT STREET NORTH
                            ST. PAUL, MN 55101-2098
                                 1-800-AFS-1838
                                (1-800-237-1838)

ASCEND FINANCIAL SERVICES, INC.                               PRESORTED STANDARD
400 ROBERT STREET NORTH                                        U.S. POSTAGE PAID
ST. PAUL, MN 55101-2098                                          ST. PAUL, MN
                                                                PERMIT NO. 3547

FORWARDING SERVICE REQUESTED

F.48643 Rev. 11-2000